                                                                  Exhibit (e)(4)

     SERVICE REQUEST

                                                                        PLATINUM

                                                                 INVESTOR(R) VIP

                                                           AMERICAN GENERAL LIFE

PLATINUM INVESTOR VIP -- FIXED OPTION                                Oppenheimer Variable Account Funds
     .    Division 301 - AGL Declared Fixed Interest Account              .    Division 643/594-G - Oppenheimer Balanced
PLATINUM INVESTOR VIP -- VARIABLE DIVISIONS                               .    Division 644/595-G - Oppenheimer Global Securities
AIM Variable Insurance Funds                                         PIMCO Variable Insurance Trust
     .    Division 620/571-G - AIM V.I. International Growth              .    Division 648/599-G - PIMCO VIT CommodityRealReturn
The Alger American Fund                                                                             Strategy
     .    Division 622/573-G - Alger American Capital Appreciation        .    Division 646/597-G - PIMCO VIT Real Return
     .    Division 621/572-G - Alger American MidCap Growth               .    Division 645/596-G - PIMCO VIT Short-Term
American Century Variable Portfolios, Inc.                                .    Division 647/598-G - PIMCO VIT Total Return
     .    Division 623/574-G - VP Value                              Pioneer Variable Contracts Trust
Credit Suisse Trust                                                       .    Division 649/600-G - Pioneer MidCap Value VCT
     .    Division 624/575-G - U.S. Equity Flex I                    Putnam Variable Trust
Fidelity Variable Insurance Products                                      .    Division 650/601-G - Putnam VT Diversified Income
     .    Division 628/579-G - VIP Asset Manager                          .    Division 651/602-G - Putnam VT Int'l Growth and
     .    Division 627/578-G - VIP Contrafund                                                       Income
     .    Division 625/576-G - VIP Equity-Income                     SunAmerica Series Trust
     .    Division 630/581-G - VIP Freedom 2020                           .    Division 653/604-G - ST Aggressive Growth
     .    Division 631/582-G - VIP Freedom 2025                           .    Division 652/603-G - ST Balanced
     .    Division 632/583-G - VIP Freedom 2030                      VALIC Company I
     .    Division 626/577-G - VIP Growth                                 .    Division 654/605-G - International Equities
     .    Division 629/580-G - VIP Mid Cap                                .    Division 655/606-G - Mid Cap Index
Franklin Templeton Variable Insurance Products Trust                      .    Division 656/607-G - Money Market I
     .    Division 636/587-G - VIP Franklin Small Cap Value               .    Division 657/608-G - Nasdaq-100 Index
                               Securities                                 .    Division 660/611-G - Science & Technology
     .    Division 633/584-G - VIP Franklin U.S. Government               .    Division 659/610-G - Small Cap Index
     .    Division 634/585-G - VIP Mutual Shares Securities               .    Division 658/609-G - Stock Index
     .    Division 635/586-G - VIP Templeton Foreign Securities      Van Kampen Life Investment Trust
Janus Aspen Series                                                        .    Division 663/614-G - LIT Growth and Income
     .    Division 638/589-G - Enterprise                            Vanguard Variable Insurance Fund
     .    Division 637/588-G - Overseas                                   .    Division 661/612-G - VIF High Yield Bond
JPMorgan Insurance Trust                                                  .    Division 662/613-G - VIF REIT Index
     .    Division 639/590-G - JPMorgan Small Cap Core
MFS Variable Insurance Trust
     .    Division 641/592-G - MFS VIT New Discovery
     .    Division 640/591-G - MFS VIT Research
Neuberger Berman Advisers Management Trust
     .    Division 642/593-G - AMT Mid-Cap Growth

AGLC101947                                                               Rev0509

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
[LOGO] American General                                                                            VARIABLE UNIVERSAL LIFE INSURANCE
Life Companies                                                                                                       SERVICE REQUEST

                                                                                                COMPLETE AND RETURN THIS REQUEST TO:
                                                                                                  Variable Universal Life Operations
                                                                                               PO Box 4880 . Houston, TX. 77210-4880
AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")        (800) 340-2765 or Hearing Impaired (TDD) (888) 436-5256 . Fax: (713) 620-6653

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
[_] POLICY               1.   POLICY #: _______________________ Insured:____________________________________________________________
    IDENTIFICATION            Address: ______________________________________________________________________ New Address (yes) (no)
                              Primary Owner (If other than an insured): _____________________________________
COMPLETE THIS SECTION         Address: _____________________________________________________________ New Address (yes) (no)
FOR ALL REQUESTS.             Primary Owner's S.S. No. or Tax I.D. No. _________________ Phone Number: (      ) _______ - __________
                              Joint Owner (If applicable): __________________________________________________
                              Address: ______________________________________________________________________ New Address (yes) (no)

[_] NAME CHANGE          2.   Change Name Of: (Circle One) Insured   Owner   Payor   Beneficiary

Complete this section         Change Name From: (First, Middle, Last)                Change Name To: (First, Middle, Last)
if the name of one of
the Insured, Owner,           ____________________________________________________   _______________________________________________
Payor or Beneficiary          Reason for Change: (Circle One)   Marriage   Divorce   Correction   Other (Attach copy of legal proof)
has changed. (Please
note, this does not
change the Insured,
Owner, Payor or
Beneficiary
designation).

[_] CHANGE IN            3.   INVESTMENT DIVISION                      PREM % DED %  INVESTMENT DIVISION                PREM % DED %
    ALLOCATION                (301) AGL Declared Fixed Interest                      Oppenheimer Variable Account Funds
    PERCENTAGES                     Account                            ______ _____  (643/594-G) Oppenheimer Balanced   ______ _____
                              AIM Variable Insurance Funds                           (644/595-G) Oppenheimer
Use this section to           (620/571-G) AIM V.I. International                                 Global Securities*     ______ _____
indicate how premiums                     Growth*                      ______ _____  PIMCO Variable Insurance Trust
or monthly deductions         The Alger American Fund                                (648/599-G) PIMCO VIT
are to be allocated.          (622/573-G) Alger American Capital                                 CommodityRealRet
Total allocation in                       Appreciation                 ______ _____              Strategy*              ______ _____
each column must              (621/572-G) Alger American MidCap Growth ______ _____  (646/597-G) PIMCO VIT Real Return  ______ _____
equal 100%; whole             American Century Variable Portfolios, Inc.             (645/596-G) PIMCO VIT Short-Term   ______ _____
numbers only.                 (623/574-G) VP Value                     ______ _____  (647/598-G) PIMCO VIT Total Return ______ _____
                              Credit Suisse Trust                                    Pioneer Variable Contracts Trust
                              (624/575-G) U.S. Equity Flex I*          ______ _____  (649/600-G) Pioneer MidCap Value
                              Fidelity Variable Insurance Products                               VCT                    ______ _____
                              (628/579-G) VIP Asset Manager            ______ _____  Putnam Variable Trust
                              (627/578-G) VIP Contrafund               ______ _____  (650/601-G) Putnam VT Diversified
                              (625/576-G) VIP Equity-Income            ______ _____              Income                 ______ _____
                              (630/581-G) VIP Freedom 2020             ______ _____  (651/602-G) Putnam VT Int'l Growth
                              (631/582-G) VIP Freedom 2025             ______ _____              and Income*            ______ _____
                              (632/583-G) VIP Freedom 2030             ______ _____  SunAmerica Series Trust
                              (626/577-G) VIP Growth                   ______ _____  (653/604-G) ST Aggressive Growth   ______ _____
                              (629/580-G) VIP Mid Cap                  ______ _____  (652/603-G) ST Balanced            ______ _____
                              Franklin Templeton Variable Insurance Products Trust   VALIC Company I
                              (636/587-G) VIP Franklin Small Cap                     (654/605-G) International
                                          Value Securities*            ______ _____              Equities*              ______ _____
                              (633/584-G) VIP Franklin U.S. Government ______ _____  (655/606-G) Mid Cap Index          ______ _____
                              (634/585-G) VIP Mutual Shares Securities ______ _____  (656/607-G) Money Market I         ______ _____
                              (635/586-G) VIP Templeton Foreign                      (657/608-G) Nasdaq-100 Index       ______ _____
                                          Securities*                  ______ _____  (660/611-G) Science & Technology   ______ _____
                              Janus Aspen Series                                     (659/610-G) Small Cap Index*       ______ _____
                              (638/589-G) Enterprise                   ______ _____  (658/609-G) Stock Index            ______ _____
                              (637/588-G) Overseas*                    ______ _____  Van Kampen Life Investment Trust
                              JPMorgan Insurance Trust                               (663/614-G) LIT Growth and Income  ______ _____
                              (639/590-G) JPMorgan Small Cap Core*     ______ _____  Vanguard Variable Insurance Fund
                              MFS Variable Insurance Trust                           (661/612-G) VIF High Yield Bond    ______ _____
                              (641/592-G) MFS VIT New Discovery*       ______ _____  (662/613-G) VIF REIT Index         ______ _____
                              (640/591-G) MFS VIT Research             ______ _____  Other:_______________________      ______ _____
                              Neuberger Berman Advisers Management Trust                                                 100%  100%
                              (642/593-G) AMT Mid-Cap Growth           ______ _____

                              *    If you have the Guaranteed Minimum Withdrawal Benefit (GMWB) Rider this investment option is designated as a Restricted Fund.
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AGLC101947                         Page 2 of 5                           Rev0509

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[_] MODE OF PREMIUM      4.   Indicate frequency and premium amount desired: $______ Annual $______ Semi-Annual $______ Quarterly
    PAYMENT/BILLING
    METHOD CHANGE                                                            $______ Monthly (Bank Draft Only)

Use this section to           Indicate billing method desired: _____ Direct Bill _____ Pre-Authorized Bank Draft
change the billing                                                                     (attach a Bank Draft Authorization
frequency and/or                                                                       Form and "Void" Check)
method of premium
payment. Note,                Start Date: ___/__/___
however, that AGL
will not bill you on
a direct monthly
basis. Refer to your
policy and its
related prospectus
for further
information
concerning minimum
premiums and billing
options.

[_] LOST POLICY          5.   I/we hereby certify that the policy of insurance for the listed policy has been _______ LOST
    CERTIFICATE               _______ DESTROYED ________ OTHER.

Complete this section         Unless I/we have directed cancellation of the policy, I/we request that a:
if applying for a
Certificate of                     ________________ Certificate of Insurance at no charge
Insurance or                       ________________ Full duplicate policy at a charge of $25
duplicate policy to
replace a lost or             be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate
misplaced policy. If          policy to AGL for cancellation.
a full duplicate
policy is being
requested, a check or
money order for $25
payable to AGL must
be submitted with
this request.

[_] DOLLAR COST          6.   Day of the month for transfers ______________________ (Choose a day of the month between 1-28)
    AVERAGING (DCA)           Frequency of transfers: _________ Monthly _________ Quarterly ________ Semi-Annually ________ Annually
    ($5,000 MINIMUM           DCA to be made from the following investment option: _________________________________________________
    BEGINNING                 Transfer: $ ___________________________________ ($100 minimum, whole dollars only)
    ACCUMULATION
    VALUE)                    AIM Variable Insurance Funds                           Oppenheimer Variable Account Funds
                              (620) AIM V.I. International Growth        $_________  (643) Oppenheimer Balanced         $___________
An amount can be              The Alger American Fund                                (644) Oppenheimer Global
systematically                (622) Alger American Capital Appreciation  $_________        Securities                   $___________
transferred from any          (621) Alger American MidCap Growth         $_________  PIMCO Variable Insurance Trust
one investment option         American Century Variable Portfolios, Inc.             (648) PIMCO VIT
and directed to one           (623) VP Value                             $_________        CommodityRealReturn Strategy $___________
or more of the                Credit Suisse Trust                                    (646) PIMCO VIT Real Return        $___________
investment options            (624) U.S. Equity Flex I                   $_________  (645) PIMCO VIT Short-Term         $___________
below. The AGL                Fidelity Variable Insurance Products                   (647) PIMCO VIT Total Return       $___________
Declared Fixed                (628) VIP Asset Manager                    $_________  Pioneer Variable Contracts Trust
Interest Account is           (627) VIP Contrafund                       $_________  (649) Pioneer MidCap Value VCT     $___________
not available for             (625) VIP Equity-Income                    $_________  Putnam Variable Trust
DCA. Please refer to          (630) VIP Freedom 2020                     $_________  (650) Putnam VT Diversified Income $___________
the prospectus for            (631) VIP Freedom 2025                     $_________  (651) Putnam VT Int'l Growth and
more information on           (632) VIP Freedom 2030                     $_________        Income                       $___________
the DCA option.               (626) VIP Growth                           $_________  SunAmerica Series Trust
                              (629) VIP Mid Cap                          $_________  (653) ST Aggressive Growth         $___________
NOTE: DCA is not              Franklin Templeton Variable Insurance Products Trust   (652) ST Balanced                  $___________
available if the              (636) VIP Franklin Small Cap Value                     VALIC Company I
Automatic Rebalancing               Securities                           $_________  (654) International Equities       $___________
option or GMWB Rider          (633) VIP Franklin U.S. Government         $_________  (655) Mid Cap Index                $___________
have been chosen.             (634) VIP Mutual Shares Securities         $_________  (656) Money Market I               $___________
                              (635) VIP Templeton Foreign Securities     $_________  (657) Nasdaq-100 Index             $___________
                              Janus Aspen Series                                     (660) Science & Technology         $___________
                              (638) Enterprise                           $_________  (659) Small Cap Index              $___________
                              (637) Overseas                             $_________  (658) Stock Index                  $___________
                              JPMorgan Insurance Trust                               Van Kampen Life Investment Trust
                              (639) JPMorgan Small Cap Core              $_________  (663) LIT Growth and Income        $___________
                              MFS Variable Insurance Trust                           Vanguard Variable Insurance Fund
                              (641) MFS VIT New Discovery                $_________  (661) VIF High Yield Bond          $___________
                              (640) MFS VIT Research                     $_________  (662) VIF REIT Index               $___________
                              Neuberger Berman Advisers Management Trust             Other:___________________________  $___________
                              (642) AMT Mid-Cap Growth                   $_________

                              _________ INITIAL HERE TO REVOKE DCA ELECTION.

AGLC101947                         Page 3 of 5                           Rev0509

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
[_] AUTOMATIC            7.   Indicate frequency: _________ Quarterly ________ Semi-Annually ________ Annually
    REBALANCING
                                           (DIVISION NAME OR NUMBER)                            (DIVISION NAME OR NUMBER)
($5,000 minimum
accumulation value)           ________% :_______________________________________   _______% :_______________________________________
Use this section to           ________% :_______________________________________   _______% :_______________________________________
apply for or make             ________% :_______________________________________   _______% :_______________________________________
changes to Automatic          ________% :_______________________________________   _______% :_______________________________________
Rebalancing of the            ________% :_______________________________________   _______% :_______________________________________
variable divisions.           ________% :_______________________________________   _______% :_______________________________________
Please refer to the           ________% :_______________________________________   _______% :_______________________________________
prospectus for more           ________% :_______________________________________   _______% :_______________________________________
information on the            ________% :_______________________________________   _______% :_______________________________________
Automatic Rebalancing         ________% :_______________________________________   _______% :_______________________________________
Option.                       ________% :_______________________________________   _______% :_______________________________________

Note: Automatic
Rebalancing is not
available if the
Dollar Cost Averaging
option has been
chosen. Automatic
Rebalancing is
required if the GMWB
Rider has been
chosen.

                              _________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.

[_] AUTHORIZATION        8.   I (or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-service
    FOR TRANSACTIONS          instructions, if elected, to transfer values among the Variable Divisions and AGL Declared Fixed
                              Interest Account and to change allocations for future premium payments and monthly deductions.
Complete this section
if you are applying           Initial the designation you prefer:
for or revoking               _________ Policy Owner(s) ONLY -- If Joint Owners, either one acting independently.
current telephone or          _________ Policy Owner(s) OR Agent/Registered Representative who is appointed to represent AGL and the
e-service privileges.                   firm authorized to service my policy.

                              AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                              ____________ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
                              ____________ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

[_] CORRECT AGE          9.   Name of Insured for whom this correction is submitted: _______________________________________________

Use this section to           Correct DOB: _____________/___________/___________
correct the age of
any person covered
under this policy.
Proof of the correct
date of birth must
accompany this
request.

[_] TRANSFER OF         10.                                      (DIVISION NAME OR NUMBER)           (DIVISION NAME OR NUMBER)
    ACCUMULATED VALUES
                              Transfer $_______ or ______% from ___________________________ to ____________________________________.
Use this section if           Transfer $_______ or ______% from ___________________________ to ____________________________________.
you want to transfer          Transfer $_______ or ______% from ___________________________ to ____________________________________.
money between                 Transfer $_______ or ______% from ___________________________ to ____________________________________.
divisions. The                Transfer $_______ or ______% from ___________________________ to ____________________________________.
minimum amount for            Transfer $_______ or ______% from ___________________________ to ____________________________________.
transfers is $500.00.         Transfer $_______ or ______% from ___________________________ to ____________________________________.
Withdrawals from the          Transfer $_______ or ______% from ___________________________ to ____________________________________.
AGL Declared Fixed            Transfer $_______ or ______% from ___________________________ to ____________________________________.
Interest Account to a         Transfer $_______ or ______% from ___________________________ to ____________________________________.
Variable Division may
only be made within
the 60 days after a
policy anniversary.
See transfer
limitations outlined
in prospectus. If a
transfer causes the
balance in any
division to drop
below $500, AGL
reserves the right to
transfer the
remaining balance.
Amounts to be
transferred should be
indicated in dollar
or percentage
amounts, maintaining
consistency
throughout.

AGLC101947                         Page 4 of 5                           Rev0509

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

[_] REQUEST FOR         11.   _____ I request a partial surrender of $ ___________ or __________% of the net cash surrender value.
    PARTIAL
    SURRENDER/                _____ I request a loan in the amount of $ ________________________.
    POLICY LOAN
                              _____ I request the maximum loan amount available from my policy.
Use this section to
apply for a partial           Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
surrender from or             percentages in effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed
policy loan against           Interest Account and Variable Divisions in use.
policy values. For
detailed information          ______________________________________________________________________________________________________
concerning these two
options please refer          ______________________________________________________________________________________________________
to your policy and
its related                   ______________________________________________________________________________________________________
prospectus. If
applying for a
partial surrender, be
sure to complete the
Notice of Withholding
section of this
Service Request in
addition to this
section.

[_] NOTICE OF           12.   The taxable portion of the distribution you receive from your variable universal life insurance
    WITHHOLDING               policy is subject to federal income tax withholding unless you elect not to have withholding apply.
                              Withholding of state income tax may also be required by your state of residence. You may elect not
Complete this section         to have withholding apply by checking the appropriate box below. If you elect not to have
if you have applied           withholding apply to your distribution or if you do not have enough income tax withheld, you may be
for a partial                 responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if
surrender in Section          your withholding and estimated tax are not sufficient.
11.

                              Check one: ____________ I DO want income tax withheld from this distribution.

                                         ____________ I DO NOT want income tax withheld from this distribution.

                              IF NO ELECTION IS MADE, WE ARE REQUIRED TO WITHHOLD FEDERAL INCOME TAX (IF APPLICABLE).


[_] AFFIRMATION/        13.   CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS MY
    SIGNATURE                 CORRECT TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING UNDER
                              SECTION 3406(a)(1)(c) OF THE INTERNAL REVENUE CODE.
Complete this
section for ALL               THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER
requests.                     THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

                              Dated at _______________________________ this _________ day of __________________, ___________________
                                       (City, State)

                              X                                                    X
                              --------------------------------------------------   -------------------------------------------------
                              SIGNATURE OF OWNER                                   SIGNATURE OF WITNESS

                              X                                                    X
                              --------------------------------------------------   -------------------------------------------------
                              SIGNATURE OF JOINT OWNER                             SIGNATURE OF WITNESS

                              X                                                    X
                              --------------------------------------------------   -------------------------------------------------
                              SIGNATURE OF ASSIGNEE                                SIGNATURE OF WITNESS

AGLC101947                         Page 5 of 5                           Rev0509